UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

AUGUST 21, 2007
Date of Report (Date of earliest event reported)

FINMETAL MINING LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-51203	98-0425310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 666 Burrard Street, Vancouver, British Columbia, Canada	V6C 2X8
(Address of principal executive offices)	(Zip Code)

(604) 601-2040
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on August 21, 2007, the Board of Directors (the "Board") of Finmetal Mining Ltd. (the "Company") accepted the appointment of Robert A. Horn, a current director of the Company, as the Chief Operating Officer of the Company.

As a consequence of the appointment of Mr. Horn the Executive Officers of the Company are now comprised of each of the following:

Executive Officer	Position with the Company
Daniel Hunter	Chairman, Chief Executive Officer and Principal Executive Officer
Peter Lofberg	President
Kenneth Phillippe	Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer
Robert A. Horn	Chief Operating Officer

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial Statements of Business Acquired.

Not applicable.

(b)       Pro forma Financial Information.

Not applicable.

(c)       Shell Company Transaction.

Not applicable.

(d)       Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 21, 2007.	FINMETAL MINING LTD. By: /s/ Daniel Hunter Name: Daniel Hunter Title: Chairman, Chief Executive Officer, Principal Executive Officer and a director

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